SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  June 27, 2002

(Date of earliest event reported)

UAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6033	36-2675207
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 Algonquin Road, Elk Grove Township, Illinois	60007
(Address of principal executive offices)	(Zip Code)

   Registrant's telephone number, including area code (847) 700-4000

Not Applicable

(Former name or former address, if changed since last report)

ITEM 5.             OTHER EVENTS.

UAL Corporation (the "Company") is filing herewith certain financial and operating information for the second quarter of 2002 and current expectations for certain future performance and other information.

ITEM 7.             FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.          Description

       99.1              United Update

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UAL CORPORATION

By:	/s/ Francesca M. Maher
Name:	Francesca M. Maher
Title:	Senior Vice President,
General Counsel and Secretary

Dated:  June 27, 2002